Exhibit 99.1

Corporate Presentation December 2021

Forward - looking statements The information in this presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended (“Securities Act”), and Section 21 E of the Securities Exchange Act of 1934 , as amended . Such forward - looking statements involve substantial risks, uncertainties, and assumptions . All statements contained herein that are not of historical fact, including, without limitation, statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, intentions, expectations, goals and objectives, may be forward - looking statements . The words “anticipates,” “believes,” “could,” “designed,” “estimates,” “expects,” “goal,” “intends,” “may,” “objective,” “plans,” “projects,” “pursue,” “will,” “would” and similar expressions (including the negatives thereof) are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words . We may not actually achieve the plans, intentions, expectations or objectives disclosed in our forward - looking statements and the assumptions underlying our forward - looking statements may prove incorrect . Furthermore, if our forward - looking statements prove to be inaccurate, the inaccuracy may be material . Therefore, you should not place undue reliance on our forward - looking statements . Actual results or events could differ materially from the plans, intentions, expectations and objectives disclosed in the forward - looking statements that we make . All forward - looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section . Important factors that we believe could cause actual results or events to differ materially from our forward - looking statements include, but are not limited to, risks related to : lower than expected future royalty revenue from respiratory products partnered with GSK ; the commercialization of RELVAR ® /BREO ® ELLIPTA ® , ANORO ® ELLIPTA ® and TRELEGY ® ELLIPTA ® in the jurisdictions in which these products have been approved ; substantial competition from products discovered, developed, launched and commercialized both by GSK and by other pharmaceutical companies ; our strategies, plans and objectives (related to our growth strategy and corporate development initiatives beyond our existing portfolio) ; the timing, manner and amount of capital deployment, including potential capital returns to stockholders ; risks related our growth strategy ; projections of revenue, expenses and other financial items . In light of the significant uncertainties in these forward - looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all . Any person reviewing this presentation is advised to review our “Risk Factors” and other information in our Annual Report on Form 10 - K for the year ended December 31 , 2020 filed with the Securities and Exchange Commission (“SEC”) on February 25 , 2021 , (“ 2020 Form 10 - K”), and the information in the other reports and documents that we file with the SEC from time to time . All information in this presentation should be read in conjunction with the information we have filed with the SEC . All forward - looking statements in this presentation are based on current expectations as of the date hereof and we do not assume any obligation to update any forward - looking statements on account of new information, future events or otherwise . 2

Innoviva combines sustainable royalty cashflows with a long - term capital deployment strategy to drive innovation and maximize shareholder value Robust, valuable royalty portfolio Thoughtful, accretive capital deployment Long - term shareholder value creation + = Significant royalties from a durable and growing portfolio of blockbuster respiratory products Strategic healthcare asset acquisitions and capital structure optimization to drive sustainable growth Strong record of growth and capital deployment position the company for continued value creation 3 Over $300M net income to Innoviva shareholders generated in the last twelve months 1 1 – As of September 30, 2021

Innoviva has a valuable royalty portfolio comprised of robust, durable revenues stemming from widely used respiratory therapies commercialized by GlaxoSmithKline 2020 global net sales ($B) Key royalty terms 2020 Innoviva royalties 1 ($M) Totals 15% on first $3B in annual sales; 5% on sales over $3B 100% economics Tiered 6.5 - 10.0% 100% economics Tiered 6.5 - 10.0% 15% economics 1 5 - year projected royalties 1,2 ($B) ANORO ® ELLIPTA ® RELVAR ® / BREO ® ELLIPTA ® TRELEGY ® ELLIPTA ® 1 – Trelegy royalties are assigned to Theravance Respiratory Company LLC, a subsidiary of Innoviva, where Theravance Biopharma h olds 85% economic interest; 100% royalty economics shown 2 – Projections per analyst consensus on GSK forecast website accessed Nov 26, 2021; GBP converted to USD using Nov 26 exchange r ate of $1.33; 2021 - 2025E royalties shown 1.1 0.7 1.5 73 46 222 0.9 0.25 1.1 $3.3B $341M ~$2.2B 4 Royalty portfolio Asthma / COPD COPD Asthma / COPD

Royalty portfolio

Our royalty product portfolio has demonstrated resilience and growth; we remain excited about its long-term potential while we build out the next generation of high impact products

Sizeable and differentiated	• Differentiated respiratory therapies portfolio with over $3B annual sales • Consensus projections imply royalties of **$2B+ over the next 5 years**[1]
Resilient and durable	• Robust products have performed well across environments despite competitive pressures • **Meaningful longevity** afforded by strong IP estate, with the "moat" amplified by manufacturing complexity
Diversified and growing	• Broad portfolio covers **all major respiratory drug classes** in easy-to-use single daily dose form • Portfolio contains products across the life cycle, including relatively **mature standard of care therapies** (Breo / Relvar, Anoro) and **fast-growing innovative products** (Trelegy) • Products approved and launching in **multiple geographies and indications**, reducing single-market risk

1 – Projections per analyst consensus on GSK forecast website accessed Nov 26, 2021; GBP converted to USD using Nov 26 exchange rate of $1.33; 100% Trelegy royalties included; 2021-2025E

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Innoviva actively deploys its capital to maximize shareholder value Over the past twelve months we strategically repurchased GSK’s equity stake for ~$400M and deployed $300M+ into high - potential assets – with $500M+ equity and investments currently on the balance sheet Continued active search for strategically appealing opportunities with external support • Long - term, deliberate approach to direct strategic investments into promising healthcare assets, matching the meaningful duration of our cashflows Concentrated exposure to fundamentally robust, attractively priced assets with significant upside Potential capital return to shareholders as appropriate , especially when strong economic value accretion is coupled with compelling strategic benefits • E.g., GSK’s 32% equity stake repurchase in May 2021 at $12.25 per share for $392M We thoughtfully approach capital deployment with a strong value focus 6 Note: $507M equity and long - term investments assets on balance sheet as of September 30, 2021 Capital deployment

Strategic transactions detail: we approach deals in a thoughtful and disciplined manner We target fundamentally attractive , yet often overlooked or contrarian , healthcare areas where our capital and capabilities can make a difference We look for differentiated assets with meaningful value creation potential We structure and negotiate asset acquisitions on mutually beneficial terms to maximize long - term value • Focus on concentrated, long - term investments, often by purchasing majority or other large stakes • Openness to smaller investments in companies with compelling growth and risk profiles We proactively manage risks through ongoing asset stewardship and appropriate diversification • Operational and strategic support (across strategy, finance, development, commercial, governance, and other areas) as a key value creation driver Opportunity identification Strategic investment execution 7 Capital deployment

Capital deployment

Strategic investment case study: infectious disease

Infectious disease is a promising area of high unmet medical need with currently scarce capital access

Infectious disease therapeutics have focused primarily on common bacteria diseases; however, there is a clear need for improved therapeutics for specific bacterial diseases, along with viral and fungal diseases

Infectious disease has recently fallen out of favor due to idiosyncratic challenges, and historical underinvestment exacerbated development and commercial challenges, creating a "vicious cycle"

A player with long-term vision, capital, and expertise can take advantage of market dislocations and facilitate R&D and commercialization of novel, differentiated treatments capable of generating significant value for patients and health systems – and producing strong returns

Sample Innoviva transactions

ENTASIS THERAPEUTICS

$68M cost basis
$166M fair value[1]
~60% ownership

Novel antibacterial platform validated by lead asset's highly differentiated profile in an area of unmet need

- Novel potential carbapenem-resistant Acinetobacter treatment SUL-DUR has significant commercial promise following favorable efficacy and safety in pivotal trial
- Ongoing Phase 3 trial for gonorrhea antibiotic
- "Rational design" platform used to develop earlier stage antibiotics less susceptible to resistance

ARMATA PHARMACEUTICALS

$45M cost basis
$89M fair value[1]
~60% ownership

Pathogen-specific bacteriophage therapeutics platform for the treatment of drug resistant infections and other uses

- Highly differentiated novel biologic platform with broad applicability, rooted in a well-known modality and supported by strong manufacturing capabilities
- Broad development program with lead therapy focused on respiratory Pseudomonas aeruginosa infections in cystic fibrosis patients, an area of high unmet need

1 – Investment fair value as of September 30, 2021

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Innoviva is the sole manager of all Trelegy royalties via TRC, seeking to maximize long - term equity holder value 9 1 – Ending 3Q2021; Projections per analyst consensus on GSK forecast website accessed Nov 26, 2021; GBP converted to USD using N ov 26 exchange rate of $1.33; projections shown for 2021 - 2025E An Innoviva subsidiary, Theravance Respiratory Company LLC (TRC), receives all Trelegy royalties from GSK • $109M LTM 1 with approximately $900M projected over 5 years based on consensus estimates Innoviva as Manager of TRC has a broad mandate and responsibility to maximize the value of TRC both by active management of the Trelegy royalties and via strategic investments • Ultimately, 15% economics accrue to Innoviva (and 85% to Theravance Biopharma) • Theravance Biopharma unsuccessfully challenged our ability to make investments in arbitration Additional active strategic investing anticipated seeking significant value creation (with uncertainty removed due to the successful resolution of the Theravance Biopharma arbitration) in light of strong current opportunity set, benefiting from our long - term orientation Additional detail in the appendix Capital deployment

Innoviva’s management and board have world - class expertise in healthcare and single - minded focus on value creation – brought to bear for the benefit of shareholders Board of directors George Bickerstaff, Chairperson Mark DiPaolo, Esq. Odysseas Kostas, M.D. Deborah L. Birx, M.D. Jules Haimovitz Sarah J. Schlesinger, M.D. Relevant experience Managing Director at M.M. Dillon & Co.; former CFO of Novartis Pharma AG and IMS Health; director of CareDx Senior Partner and General Counsel at Sarissa Capital; former senior member of Icahn Capital’s investment team Partner and Senior Managing Director at Sarissa Capital; former biopharma analyst at Evercore ISI and practicing physician Founder, executive, and director of multiple companies across industries; former director of Ariad Pharma and ImClone Professor at Rockefeller University with governance and clinical / science expertise; former director of The Medicines Company and Ariad Pharma Physician - scientist and healthcare leader; former response coordinator of The White House Coronavirus Task Force Management team Pavel Raifeld, Chief Executive Officer Marianne Zhen, Chief Accounting Officer Experienced finance and life sciences professional; formerly with Sarissa Capital, Credit Suisse, McKinsey, and BCG Experienced finance professional with over 20 years in accounting and strategic operations The Innoviva Team Superior capabilities and network Unique and complementary skill sets Strong value creation focus Proven track record of success 10 Value creation

Value creation

Why Innoviva

1 Strongly cashflow-generative, diversified and durable core royalty business

2 Deep and proven healthcare expertise – across governance, strategy, R&D, commercial, finance, and operations – brought to bear across everything we do

3 Thoughtful, robust approach to capital deployment with long-term horizon

4 Strong track record of growth and unrelenting value creation focus

5 Efficient and flexible platform enabling meaningful, sustainable value generation

Q1 – Q3 2021 highlights

$295M revenues[1]

$265M net cash provided by operating activities

$2.96 basic net income per share[2]

Strategically repurchased GSK's 32% equity stake for $392M

Deployed $~50M in healthcare assets

Added healthcare / infectious disease leader Deborah L. Birx to the Board

1 – Revenues include 100% Trelegy contribution
2 – $2.63 diluted net income per share; attributable to Innoviva stockholders

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Appendix 12

Relvar / Breo detail: First once - daily inhaled corticosteroid / long - acting beta - agonist for asthma and chronic obstructive pulmonary disease RELVAR ® / BREO ® ELLIPTA ® • Launched in 2013 as first and only once - daily ICS / LABA in the US • Relvar / Breo delivers superior, lasting proactive asthma control, with simple once - daily dosing in an easy - to - use device • Historical resilience in a competitive, volatile environment supported by positive demographic trends Net global sales ($B) Implied royalties ($M) (fluticasone furoate 100 mcg and vilanterol 25 mcg inhalation powder) Indications (US) - Long - term, once - daily, maintenance treatment of airflow obstruction and reducing exacerbations in patients with COPD - Once - daily treatment of asthma in patients aged 18 years and older 0.9 1.3 1.5 1.3 1.5 1.5 1.4 1.4 1.4 1.4 0.0 0.5 1.0 1.5 2.0 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1 13 100% economics to INVA Royalty portfolio 1 – Projections per analyst consensus on GSK forecast website accessed Nov 26, 2021; GBP converted to USD using Nov 26 exchange rate of $1.33 129 199 220 189 222 0 50 100 150 200 250 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

18 29 41 43 46 0 20 40 60 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 0.3 0.4 0.6 0.7 0.7 0.7 0.7 0.8 0.8 0.8 0.0 0.2 0.4 0.6 0.8 1.0 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Anoro detail: Best - in - class long - acting beta - agonist / long - acting muscarinic antagonist for COPD ANORO ® ELLIPTA ® (umeclidinium 62.5 mcg and vilanterol 25 mcg inhalation powder) Indications (US) - Long - term, once - daily, maintenance treatment of airflow obstruction in patients with COPD Net global sales ($B) Implied royalties ($M) 1 – Projections per analyst consensus on GSK forecast website accessed Nov 26, 2021; GBP converted to USD using Nov 26 exchange rate of $1.33 2 – Superior improvement in lung function has been demonstrated in clinical trials of Anoro vs. Tiotropium (LAMA) and Spiolto (LA MA/ LABA) 14 1 • Launched in 2014 as first - in - class LABA / LAMA single inhaler product in the US • Anoro delivers superior lung function improvement vs common initial maintenance therapy options 2 • Class leader in the US due to clear differentiation • Long - term prospects supported by positive demographics 100% economics to INVA Royalty portfolio

0 13 43 73 0 50 100 150 200 250 2017 2018 2019 2020 2021 2022 2023 2024 2025 0.0 0.2 0.7 1.1 1.6 2.0 2.3 2.5 2.7 0.0 0.5 1.0 1.5 2.0 2.5 3.0 2017 2018 2019 2020 2021 2022 2023 2024 2025 Trelegy detail: First 3 - in - 1 inhaled corticosteroid / long - acting beta - agonist / long - acting muscarinic antagonist for COPD and asthma TRELEGY ® ELLIPTA ® Net global sales ($B) Implied royalties ($M) (fluticasone furoate 100 mcg, umeclidinium 62.5 mcg and vilanterol 25 mcg inhalation powder) Indications (US) - Long - term, once - daily, maintenance treatment of patients with COPD, including chronic bronchitis and/or emphysema - Once - daily treatment of asthma in patients aged 18 years and older 15 1 – Projections per analyst consensus on GSK forecast website accessed Nov 26, 2021; GBP converted to USD using Nov 26 exchange rate of $1.33 2 – FULFIL trial vs. Symbicort (ICS/LABA), IMPACT study vs. ICS/LABA and LAMA/LABA 3 – Trelegy royalties are assigned to Theravance Respiratory Company LLC, a subsidiary of Innoviva, where Theravance Biopharma ho lds 85% economic interest; 100% royalty economics shown 1 • Launched in 2017 as first - in - class ICS / LABA / LAMA single inhaler product in the US • Trelegy demonstrated superior efficacy in clinical trials for COPD vs double combination drug classes 2 • Strong growth driven by demographic tailwinds, increasing class adoption, and share increase across geographies 15% economics to INVA 3 Royalty portfolio

Royalty portfolio

Innoviva's portfolio products are protected by a robust IP estate with meaningful remaining exclusivity

	Primary US patent	Potential expiration	Key secondary US patent	Potential expiration
RELVAR®/ BREO® ELLIPTA®	Vilanterol drug substance[1]	2025	ELLIPTA device[4]	2030
ANORO® ELLIPTA®	Specified LABA/LAMA combination for treatment of COPD and asthma[2,3]	2030	Process for aggregating particles of umeclidinium and/or vilanterol and/or fluticasone furoate[5]	2033
TRELEGY® ELLIPTA®	Specified LABA/LAMA combination for treatment of COPD and asthma[2,3]	2030	Process for aggregating particles of umeclidinium and/or vilanterol and/or fluticasone furoate[5]	2033

Manufacturing complexity provides further protection

The terms of the collaboration agreement with GSK indicate that royalties will be paid until the later of:

- The expiration of the last patent covering each product in such country
- 15 years from first commercial sale of each product in such country

For each of the portfolio products, the secondary patent expiration date would be the later date for purposes of royalties

IP protection in international markets is frequently longer dated than in the US

1 – US patent 7439393. Original expiration 9/11/2022, granted additional exclusivity to May 2025 through 35 USC §156
2 – US patents 9750726 and 11090294
3 – Umeclidinium (contained in Anoro and Trelegy) is covered by US drug substance patent 7488827; original expiration 4/27/2025, granted extension to Dec 2027 through 35 USC §156
4 – US patent 8746242
5 – US patent 9763965

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TRC additional information • While TRC actively manages its royalty - producing relationship with GSK, under the LLC Agreement TRC is permitted to “engage in any lawful business”; additionally, Innoviva was granted broad “decision - making authority as to the LLC” • There have been two separate arbitrations brought by Theravance Biopharma against Innoviva and TRC over the last two years challenging the scope of Innoviva’s authority as Manager of TRC to deploy capital rather than simply distribute royalty income • The arbitrator ruled in favor of Innoviva and TRC in both arbitrations. The arbitrator has confirmed that the LLC Agreement broadly empowers the LLC to engage in any lawful business and that Innoviva has the “discretion” and “freedom” under the LLC Agreement to determine how to use the LLC’s cash, including in investments unrelated to Trelegy. The arbitrator did not enjoin TRC from making additional investments • Each of the arbitrator’s decisions is publicly available Arbitration background Example investments InCarda focuses on cardiovascular diseases; its lead drug is in late stage development for large, attractive PAF 1 market ImaginAb is a leader in radio - pharmaceutical imaging with a differentiated solution for IO 2 patient care and other areas of unmet medical need 17 1 – Paroxysmal atrial fibrillation 2 – Immuno - oncology Capital deployment